UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8 - K/A

                                 CURRENT REPORT

                 Pursuant to Section 13 or 15 (d) of Securities
                              Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2002


                         Commission File No.33-55254-42


                        QUANTITATIVE METHODS CORPORATION
        (Exact name of small business issuer as specified in its charter)


          NEVADA                       33-55254-42              87-0485310
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


54 Chemin Seize Arpents, Morin Heights (Quebec) Canada          J0R 1H0
(Address of principal executive offices)                      (Postal Code)


         Issuer's telephone number, including area code: (450) 226-2622
                                                          -------------

Item 7 - Financial Statements and Exhibits


b) Pro Forma Financial Information

         The following unaudited pro forma condensed consolidated financial statements are filed with this report:

          Pro Forma Condensed Consolidated Balance Sheet as at December
          31, 2002

          Pro Forma Condensed Consolidated Statements of Operations for Year Ended December 31, 2002 and from inception to December 31, 2002.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet of the registrant as at December 31, 2002 reflects the financial position of the registrant after giving effect to the abandonment of its wholly owned subsidiary, Softguard Enterprises Inc.

         The Pro Forma Condensed Statements of Operations are based on the operations of the registrant and its wholly owned subsidiary, Softguard Enterprises Inc. for the year ended December 31, 2002 and from inception to December 31, 2002.

         The unaudited pro forma condensed consolidated financial statements have been prepared based upon assumptions deemed proper by the registrant. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or results of operations of the registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of registrant.

         For further details please refer to the 10-KSB filing.

                        QUANTITATIVE METHODS CORPORATION
                          (A Development Stage Company)

                 Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2002
                         (expressed in Canadian dollars)
                                   (Unaudited)



                                                                                   Pro Forma
                                                                                Adjustments
                                                            Historical           Softguard (1)           Pro Forma
                                                          ---------------       ---------------      ----------------
ASSETS
     CURRENT ASSETS
         Accounts receivable                           $           10,728    $          (10,728)   $                0
                                                          ---------------       ---------------      ----------------

                           TOTAL CURRENT ASSETS                    10,728               (10,728)                    0
                                                          ---------------       ---------------      ----------------

TOTAL ASSETS                                           $           10,728       $       (10,728)                    0
                                                          ===============        ==============      ================


LIABILITIES & (DEFICIT)
     CURRENT LIABILITIES
         Bank Loan                                     $           16,747               (16,747)                    0
         Accounts payable and accrued liabilities                 379,625              (365,885)               13,740
                  Payable - shareholders                          362,131              (309,816)               52,315
                                                          ---------------       ---------------      ----------------

                      TOTAL CURRENT LIABILITIES                   758,503              (692,448)               66,055


         TOTAL STOCKHOLDERS' (DEFICIT)                           (747,775)             (681,720)              (66,055)
                                                           --------------        --------------       ---------------

                                                          $        10,728       $        10,728     $               0
                                                           ==============        ==============      ================


(1) To eliminate the assets and liabilities included in the balance sheet of the Company's subsidiary Softguard Enterprises Inc. as of December 31, 2002.

                        QUANTITATIVE METHODS CORPORATION
                          (A Development Stage Company)

            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 2002
                         (expressed in Canadian dollars)
                                   (Unaudited)


                                                                                   Pro Forma
                                                                                Adjustments
                                                            Historical           Softguard (1)           Pro Forma
                                                            -------------         --------------        -------------
SALES                                                       $           0         $            0        $           0
                                                            -------------         --------------        -------------

General and Administrative expenses
     Professional fees                                             15,429                      0               15,429
     Salaries and fringe benefits                                  (1,705)                 1,705                    0
     Rent                                                           1,295                 (1,295)                   0
     Traveling and business promotion                               2,021                 (2,021)                   0
     Office expenses                                                  317                   (317)                   0
     Research and development                                      43,403                (43,403)                   0
     Telephone and communications                                   2,622                 (2,622)                   0
     General & administrative                                         366                      0                  366
     Foreign exchange fluctuations                                    560                    152                  712
     Interest and bank charges                                     11,130                (11,098)                  32
     Interest on bank loan                                            562                   (539)                  23
     Depreciation of fixed assets                                  23,367                (23,367)                   0
     Depreciation of deferred expenses                              9,164                 (9,164)                   0
                                                            -------------         --------------        -------------

Total general and administrative expenses                         108,531                (91,969)              16,562
                                                            -------------         --------------        -------------

                           NET INCOME (LOSS)
                         BEFORE INCOME TAXES                     (108,531)                91,969              (16,562)
                                                             ------------          -------------         ------------

                                INCOME TAXES                            0                      0                    0
                                                            -------------         --------------         ------------

                           NET INCOME (LOSS)              $      (108,531)      $         91,969     $        (16,562)
                                                             ============          =============         ============

Loss per share - basic                                    $         (0.01)      $          (0.01)    $          (0.01)
Average shares outstanding                                     10,300,000             10,300,000




(1) To eliminate the profit and loss of the Company's subsidiary Softguard Enterprises Inc. for the entire period.

                        QUANTITATIVE METHODS CORPORATION
                          (A Development Stage Company)

            Pro Forma Condensed Consolidated Statement of Operations
                  Date of Inception to Ended December 31, 2002
                         (expressed in Canadian dollars)
                                   (Unaudited)

                                                                                   Pro Forma
                                                                                Adjustments
                                                            Historical           Softguard (1)           Pro Forma
                                                            -------------         --------------        -------------
SALES                                                       $           0         $            0        $           0
                                                            -------------         --------------        -------------

General and Administrative expenses
     Professional fees                                            187,455              (129,635)               57,820
     Consulting                                                   741,259              (451,793)              289,466
     Salaries and fringe benefits                                 371,711              (371,711)                    0
     Rent                                                         120,442              (120,442)                    0
     Traveling and business promotion                             128,448              (127,283)                1,165
     Office expenses                                               47,394               (43,824)                3,570
     Research and development                                     388,030              (388,030)                    0
     Telephone and communications                                 107,784              (107,784)                    0
     Car expenses                                                  18,235               (18,235)                    0
     Insurance, taxes and licenses                                 24,583               (24,583)                    0
     General & administrative                                     112,895                     0               112,895
     Foreign exchange fluctuations                                  2,659                (1,429)                1,230
     Interest and bank charges                                     84,349               (84,317)                   32
     Interest on bank loan                                         37,480               (37,416)                   64
     Loss on disposal of investment                                35,946               (35,946)                    0
     Depreciation of fixed assets                                 145,685              (145,685)                    0
     Depreciation of deferred expenses                             59,267               (59,267)                    0
     Interest income                                              (14,300)               14,300                     0
                                                             ------------          ------------         -------------

Total general and administrative expenses                       2,599,322            (2,133,080)              466,242
                                                            -------------         -------------         -------------

                           NET INCOME (LOSS)
                         BEFORE INCOME TAXES                   (2,599,322)            2,133,080              (466,242)
                                                             ------------         -------------         -------------

                                INCOME TAXES                            0                     0                     0
                                                            -------------         -------------         -------------

                           NET INCOME (LOSS)              $    (2,599,322)      $     2,133,080     $        (466,242)
                                                             ============         =============         =============

Loss per share - basic                                    $         (0.01)      $          0.01)     $          (0.01)
Average share outstanding                                      10,300,000            10,300,000



(1) To eliminate the profit and loss of the Company's subsidiary Softguard Enterprises Inc. for the entire period.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        QUANTITATIVE METHODS CORPORATION



Dated:   April 11, 2003               By: s\ Bernard Bousseau
                                          ---------------------------------
                                           Name:  BERNARD BOUSSEAU,
                                           Title:  President and Director